Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.'s 333-37082; 333-49780) of Exelon Corporation of our report dated June 24, 2002, pertaining to the financial statements of the PECO Energy Company Employee Savings Plan, which appears in this Form 11-K.


                                             Washington, Pittman & McKeever, LLC

Chicago, Illinois
June 24, 2002









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